Exhibit 99.2

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2019

THE HANOVER INSURANCE GROUP
FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions...................................................................................................	1
Financial Highlights........................................................................................................	2
Consolidated Financial Statements
Income Statements....................................................................................................	3
Balance Sheets..........................................................................................................	4
GAAP Underwriting Results
Consolidated..............................................................................................................	5-7
Commercial Lines.....................................................................................................	8-10
Personal Lines...........................................................................................................	11-13
Investments
Net Investment Income and Yields...........................................................................	14
Investment Portfolio...................................................................................................	15
Credit Quality and Duration of Fixed Maturities.....................................................	16
Top 10 Corporate and Municipal Fixed Maturity Holdings....................................	17
Reconciliation of Operating Income to Net Income................................................	18
Other Information
Non-GAAP Financial Measures...............................................................................	19
Corporate Information...............................................................................................	20
Market and Dividend Information.............................................................................	20
Financial Strength and Debt Ratings.......................................................................	20

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property. Commercial automobile policies are often written in conjunction with other commercial lines.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies. Workers' compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of management and professional liability, which covers primarily commercial professional, management and medical liability; marine, which includes inland and ocean marine, and insures businesses against physical losses to property; Hanover Programs, which includes coverage to markets where there are specialty coverage or risk management needs related to groups of similar businesses; specialty industrial and commercial property, which provides insurance to small and medium-sized chemical, paint, solvent and other manufacturing and distribution companies; monoline general liability, which covers bodily injury, property damage and personal injury arising from products sold or accidents occurring on premises or operations; surety, which provides businesses with contract surety coverage in the event of a failure to perform or pay claims and coverage related to fiduciary or regulatory obligations; and other commercial lines, which includes umbrella, fidelity and crime.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured's vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (excluding flood), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft and other miscellaneous coverages.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; holding company and other expenses and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP
FINANCIAL HIGHLIGHTS

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2018	2019	2019	2019	2019	2018	2019
PREMIUMS
Gross premiums written	$1,161.6	$1,226.3	$1,271.5	$1,385.8	$1,234.9	$4,843.7	$5,118.5

Net premiums written	1,044.7	1,098.0	1,137.8	1,242.9	1,103.0	4,384.8	4,581.7

Net premiums earned	1,082.0	1,095.1	1,111.0	1,124.1	1,144.3	4,254.4	4,474.5

EARNINGS
Operating income before interest and taxes	$93.1	$109.8	$107.0	$126.3	$110.5	$406.5	$453.6
Operating income after taxes	64.9	80.7	77.7	93.0	80.2	292.1	331.6

Income from continuing operations	2.1	122.6	85.0	111.2	110.2	239.0	429.0

Net income	123.6	122.4	74.0	118.9	109.8	391.0	425.1

PER SHARE DATA (DILUTED)

Operating income after taxes	$1.51	$1.96	$1.88	$2.31	$2.01	$6.79	$8.16

Income from continuing operations	0.05	2.98	2.06	2.77	2.77	5.56	10.56

Net income	2.88	2.97	1.79	2.96	2.76	9.09	10.46

Weighted average shares outstanding	42.9	41.2	41.2	40.2	39.8	43.0	40.6

BALANCE SHEET
	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2018	2019	2019	2019	2019

Total assets	$12,399.7	$11,983.4	$12,159.9	$12,627.2	$12,490.5
Total loss and loss adjustment expense reserves	5,304.1	5,381.6	5,478.5	5,550.5	5,654.4
Total shareholders' equity	2,954.7	2,927.0	2,941.1	3,086.8	2,916.2
Total shareholders' equity, excluding net unrealized appreciation
depreciation on fixed maturity investments, net of tax	2,981.9	2,836.3	2,748.8	2,851.5	2,700.2

U.S. Property and Casualty Companies
Statutory surplus	$2,172.5	$2,301.1	$2,249.7	$2,347.8	$2,470.2
Premium to surplus ratio	2.02:1	1.92:1	1.98:1	1.93:1	1.85:1

Book value per share	$69.81	$71.95	$74.39	$78.01	$75.94
Book value per share, excluding net unrealized appreciation
depreciation on fixed maturity investments, net of tax	$70.46	$69.72	$69.52	$72.06	$70.32
Tangible book value per share (total book value excluding goodwill
and intangibles)	$64.71	$66.67	$69.30	$72.94	$70.74

Shares outstanding	42.3	40.7	39.6	39.6	38.4

Total debt/equity	26.3%	22.3%	22.2%	21.6%	22.4%
Total debt/total capital	20.8%	18.2%	18.2%	17.8%	18.3%

THE HANOVER INSURANCE GROUP
CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2019	2018	% Change	2019	2018	% Change

REVENUES
Premiums earned	$1,144.3	$1,082.0	5.8	$4,474.5	$4,254.4	5.2
Net investment income	72.7	69.4	4.8	281.3	267.4	5.2
Net realized and unrealized investment gains (losses):
Net realized gains (losses) from sales and other	3.9	(2.6)	N/M	4.9	(2.7)	N/M
Net change in fair value of equity securities	31.2	(50.1)	(162.3)	106.5	(43.4)	N/M
Net other-than-temporary impairment losses on investments
recognized in earnings	(0.8)	(1.8)	(55.6)	(2.0)	(4.6)	(56.5)
Total net realized and unrealized investment gains (losses)	34.3	(54.5)	(162.9)	109.4	(50.7)	N/M
Fees and other income	6.6	5.9	11.9	25.5	23.2	9.9
Total revenues	1,257.9	1,102.8	14.1	4,890.7	4,494.3	8.8

LOSSES AND EXPENSES
Losses and loss adjustment expenses	742.9	706.1	5.2	2,865.5	2,724.6	5.2
Amortization of deferred acquisition costs	233.9	227.1	3.0	926.7	891.8	3.9
Interest expense	9.4	11.2	(16.1)	37.5	45.1	(16.9)
Loss from repayment of debt	-	26.3	N/M	-	28.2	N/M
Other operating expenses	138.3	131.0	5.6	538.9	522.1	3.2
Total losses and expenses	1,124.5	1,101.7	2.1	4,368.6	4,211.8	3.7

Income from continuing operations before income taxes	133.4	1.1	N/M	522.1	282.5	84.8
Income tax expense (benefit)	23.2	(1.0)	N/M	91.9	43.5	111.3
Effect of new tax regulations on Chaucer gain on sale	-	-	-	1.2	-	N/M
	\
Income from continuing operations	110.2	2.1	N/M	429.0	239.0	79.5

Discontinued operations (net of taxes):
			-
Sale of Chaucer business	1.4	131.9	N/M	(1.2)	131.9	N/M

Income (loss) from Chaucer business	-	(10.5)	N/M	1.6	20.0	N/M

Income (loss) from discontinued life businesses	(1.8)	0.1	N/M	(4.3)	0.1	N/M

Net income	$109.8	$123.6	(11.2)	$425.1	$391.0	8.7

THE HANOVER INSURANCE GROUP
CONSOLIDATED BALANCE SHEETS

	December 31	December 31
(In millions, except per share data)	2019	2018	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,452.2 and $6,245.9)	$6,687.1	$6,161.5	8.5
Equity securities, at fair value	575.7	464.4	24.0
Other investments	733.2	661.5	10.8
Total investments	7,996.0	7,287.4	9.7
Cash and cash equivalents	215.7	1,020.7	(78.9)
Accrued investment income	53.0	53.2	(0.4)
Premiums and accounts receivable, net	1,260.4	1,176.7	7.1
Reinsurance recoverable on paid and unpaid losses and unearned premiums	1,814.0	1,648.6	10.0
Deferred acquisition costs	467.4	450.8	3.7
Deferred income tax asset	-	50.6	N/M
Goodwill	178.8	178.8	-
Other assets	402.4	371.6	8.3
Assets held-for-sale	-	57.4	N/M
Assets of discontinued businesses	102.8	103.9	(1.1)
Total assets	$12,490.5	$12,399.7	0.7

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Loss and loss adjustment expense reserves	$5,654.4	$5,304.1	6.6
Unearned premiums	2,416.7	2,277.8	6.1
Expenses and taxes payable	627.7	909.8	(31.0)
Deferred income tax liability	51.8	-	N/M
Reinsurance premiums payable	53.4	37.3	43.2
Debt	653.4	777.9	(16.0)
Liabilities held-for-sale	-	22.2	N/M
Liabilities of discontinued businesses	116.9	115.9	0.9
Total liabilities	9,574.3	9,445.0	1.4

SHAREHOLDERS' EQUITY
Preferred stock, par value $0.01 per share;
20.0 million shares authorized; none issued	-	-	-
Common stock, par value $0.01 per share; 300.0 million shares
authorized; 60.5 million shares issued	0.6	0.6	-
Additional paid-in capital	1,837.3	1,871.8	(1.8)
Accumulated other comprehensive income (loss)	152.6	(116.5)	N/M
Retained earnings	2,410.9	2,182.3	10.5
Treasury stock at cost (22.1 million and 18.2 million shares)	(1,485.2)	(983.5)	51.0
Total shareholders' equity	2,916.2	2,954.7	(1.3)
Total liabilities and shareholders' equity	$12,490.5	$12,399.7	0.7

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2019				2018

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$740.1	$494.8	$-	$1,234.9	$689.8	$471.8	$-	$1,161.6

Net premiums written	$638.7	$464.3	$-	$1,103.0	$600.0	$444.7	$-	$1,044.7

Net premiums earned	$679.5	$464.8	$-	$1,144.3	$644.4	$437.6	$-	$1,082.0

Losses and LAE:

Current accident year, excluding catastrophe losses	403.4	304.6	-	708.0	375.9	280.4	0.1	656.4

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(11.6)	10.2	0.3	(1.1)	(16.0)	15.4	0.3	(0.3)

Current accident year catastrophe losses	34.3	7.8	-	42.1	46.2	5.3	-	51.5

Prior accident year unfavorable (favorable) catastrophe loss development	(6.5)	(0.5)	-	(7.0)	0.8	(2.3)	-	(1.5)

Total losses and LAE	419.6	322.1	0.3	742.0	406.9	298.8	0.4	706.1

Amortization of deferred acquisition costs and other underwriting expenses	234.6	129.0	-	363.6	227.1	123.5	0.7	351.3
			-
GAAP underwriting profit (loss)	25.3	13.7	(0.3)	38.7	10.4	15.3	(1.1)	24.6

Net investment income	47.3	21.1	4.3	72.7	47.1	19.0	3.3	69.4

Other income	2.5	2.8	1.3	6.6	2.3	2.9	0.7	5.9

Other operating expenses	(2.1)	(1.4)	(4.0)	(7.5)	(2.4)	(0.7)	(3.7)	(6.8)

Operating income (loss) before income taxes	$73.0	$36.2	$1.3	$110.5	$57.4	$36.5	$(0.8)	$93.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	59.4%	65.5%	N/M	61.8%	58.3%	64.1%	N/M	60.7%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.7)%	2.2%	N/M	(0.1)%	(2.5)%	3.5%	N/M	-

Current accident year catastrophe losses	5.1%	1.7%	N/M	3.7%	7.2%	1.2%	N/M	4.7%

Prior accident year unfavorable (favorable) catastrophe loss development	(1.0)%	(0.1)%	N/M	(0.6)%	0.1%	(0.5)%	N/M	(0.1)%
Total loss and LAE ratio	61.8%	69.3%	N/M	64.8%	63.1%	68.3%	N/M	65.3%

Expense ratio	34.3%	27.2%	N/M	31.4%	35.1%	27.7%	N/M	32.1%

Combined ratio	96.1%	96.5%	N/M	96.2%	98.2%	96.0%	N/M	97.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2019				2018

	Commercial	Personal			Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Other	Total	Lines	Lines	Other	Total

Gross premiums written	$3,127.3	$1,991.2	$-	$5,118.5	$2,968.1	$1,875.6	$-	$4,843.7

Net premiums written	$2,707.2	$1,874.5	$-	$4,581.7	$2,610.7	$1,774.1	$-	$4,384.8

Net premiums earned	$2,654.2	$1,820.3	$-	$4,474.5	$2,548.4	$1,706.0	$-	$4,254.4

Losses and LAE:

Current accident year, excluding catastrophe losses	1,555.1	1,141.0	0.1	2,696.2	1,460.1	1,044.8	0.1	2,505.0

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(28.7)	26.6	1.2	(0.9)	(34.1)	33.3	1.2	0.4

Current accident year catastrophe losses	107.8	89.0	-	196.8	149.1	79.4	-	228.5

Prior accident year favorable catastrophe loss development	(24.6)	(2.9)	-	(27.5)	(6.8)	(2.5)	-	(9.3)

Total losses and LAE	1,609.6	1,253.7	1.3	2,864.6	1,568.3	1,155.0	1.3	2,724.6

Amortization of deferred acquisition costs and other underwriting expenses	923.1	507.5	-	1,430.6	895.1	484.4	2.9	1,382.4
			-
GAAP underwriting profit (loss)	121.5	59.1	(1.3)	179.3	85.0	66.6	(4.2)	147.4

Net investment income	180.1	80.1	21.1	281.3	182.2	73.7	11.5	267.4

Other income	9.2	11.4	4.9	25.5	8.9	11.6	2.7	23.2

Other operating expenses	(10.7)	(5.7)	(16.1)	(32.5)	(10.4)	(5.7)	(15.4)	(31.5)

Operating income (loss) before income taxes	$300.1	$144.9	$8.6	$453.6	$265.7	$146.2	$(5.4)	$406.5

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.6%	62.7%	N/M	60.2%	57.2%	61.2%	N/M	58.8%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.1)%	1.5%	N/M	-	(1.3)%	2.0%	N/M	-

Current accident year catastrophe losses	4.0%	4.9%	N/M	4.4%	5.9%	4.6%	N/M	5.4%

Prior accident year favorable catastrophe loss development	(0.9)%	(0.2)%	N/M	(0.6)%	(0.3)%	(0.1)%	N/M	(0.2)%
Total loss and LAE ratio	60.6%	68.9%	N/M	64.0%	61.5%	67.7%	N/M	64.0%

Expense ratio	34.6%	27.4%	N/M	31.6%	34.9%	27.8%	N/M	32.1%

Combined ratio	95.2%	96.3%	N/M	95.6%	96.4%	95.5%	N/M	96.1%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2018	2019	2019	2019	2019	2018	2019

Gross premiums written	$1,161.6	$1,226.3	$1,271.5	$1,385.8	$1,234.9	$4,843.7	$5,118.5

Net premiums written	$1,044.7	$1,098.0	$1,137.8	$1,242.9	$1,103.0	$4,384.8	$4,581.7

Net premiums earned	$1,082.0	$1,095.1	$1,111.0	$1,124.1	$1,144.3	$4,254.4	$4,474.5

Losses and LAE:

Current accident year, excluding catastrophe losses	656.4	659.9	658.5	669.8	708.0	2,505.0	2,696.2

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.3)	0.3	(0.4)	0.3	(1.1)	0.4	(0.9)

Current accident year catastrophe losses	51.5	52.9	66.6	35.2	42.1	228.5	196.8

Prior accident year favorable catastrophe loss development	(1.5)	(13.5)	(7.0)	-	(7.0)	(9.3)	(27.5)

Total losses and LAE	706.1	699.6	717.7	705.3	742.0	2,724.6	2,864.6

Amortization of deferred acquisition costs and other underwriting expenses	351.3	353.4	353.6	360.0	363.6	1,382.4	1,430.6

GAAP underwriting profit	$24.6	$42.1	$39.7	$58.8	$38.7	$147.4	$179.3

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	60.7%	60.3%	59.2%	59.6%	61.8%	58.8%	60.2%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	-	-	-	-	(0.1)%	-	-

Current accident year catastrophe losses	4.7%	4.8%	6.0%	3.1%	3.7%	5.4%	4.4%

Prior accident year favorable catastrophe loss development	(0.1)%	(1.2)%	(0.6)%	-	(0.6)%	(0.2)%	(0.6)%

Total loss and LAE ratio	65.3%	63.9%	64.6%	62.7%	64.8%	64.0%	64.0%

Expense ratio	32.1%	31.9%	31.5%	31.7%	31.4%	32.1%	31.6%

Combined ratio	97.4%	95.8%	96.1%	94.4%	96.2%	96.1%	95.6%

Combined ratio, excluding catastrophe losses	92.8%	92.2%	90.7%	91.3%	93.1%	90.9%	91.8%

Current accident year combined ratio, excluding catastrophe losses	92.8%	92.2%	90.7%	91.3%	93.2%	90.9%	91.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2019					2018

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$209.9	$80.0	$79.9	$268.9	$638.7	$192.3	$78.9	$67.7	$261.1	$600.0

Net premiums earned	$226.3	$84.6	$85.7	$282.9	$679.5	$213.5	$85.8	$77.0	$268.1	$644.4

Losses and LAE:

Current accident year, excluding catastrophe losses	128.8	60.1	52.3	162.2	403.4	119.6	65.3	45.1	145.9	375.9

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(1.3)	1.4	(16.9)	5.2	(11.6)	1.9	10.0	(16.8)	(11.1)	(16.0)

Current accident year catastrophe losses	25.7	0.4	-	8.2	34.3	29.4	-	-	16.8	46.2

Prior accident year unfavorable (favorable) catastrophe loss development	(1.4)	(0.2)	-	(4.9)	(6.5)	1.9	-	-	(1.1)	0.8

Total losses and LAE	151.8	61.7	35.4	170.7	419.6	152.8	75.3	28.3	150.5	406.9

Amortization of deferred acquisition costs and other underwriting expenses					234.6					227.1

GAAP underwriting profit					25.3					10.4

Net investment income					47.3					47.1

Other income					2.5					2.3

Other operating expenses					(2.1)					(2.4)

Operating income before income taxes					$73.0					$57.4
								.

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	57.0%	71.0%	61.0%	57.3%	59.4%	56.0%	76.1%	58.6%	54.3%	58.3%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.6)%	1.7%	(19.7)%	1.8%	(1.7)%	0.9%	11.7%	(21.8)%	(4.1)%	(2.5)%

Current accident year catastrophe losses	11.3%	0.4%	-	2.9%	5.1%	13.8%	-	-	6.3%	7.2%

Prior accident year unfavorable (favorable) catastrophe loss development	(0.6)%	(0.2)%	-	(1.7)%	(1.0)%	0.9%	-	-	(0.4)%	0.1%
Total loss and LAE ratio	67.1%	72.9%	41.3%	60.3%	61.8%	71.6%	87.8%	36.8%	56.1%	63.1%

Expense ratio					34.3%					35.1%

Combined ratio					96.1%					98.2%

Change in policies in force	0.5%	(12.7)%	9.2%	2.8%	1.3%	11.5%	(6.4)%	10.7%	2.6%	5.7%

Retention	87.5%	74.9%	81.9%	N/M	84.1%	85.5%	83.9%	77.9%	N/M	83.8%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2019					2018

	Multiple		Workers'			Multiple		Workers'
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total

Net premiums written	$909.4	$336.1	$334.6	$1,127.1	$2,707.2	$861.4	$344.8	$317.1	$1,087.4	$2,610.7

Net premiums earned	$886.3	$338.4	$325.3	$1,104.2	$2,654.2	$841.7	$335.6	$314.5	$1,056.6	$2,548.4

Losses and LAE:

Current accident year, excluding catastrophe losses	498.6	235.3	197.6	623.6	1,555.1	470.2	242.3	191.5	556.1	1,460.1

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(6.6)	6.4	(32.6)	4.1	(28.7)	(1.2)	23.2	(31.0)	(25.1)	(34.1)

Current accident year catastrophe losses	79.0	2.1	-	26.7	107.8	93.1	2.7	-	53.3	149.1

Prior accident year favorable catastrophe loss development	(12.9)	(0.6)	-	(11.1)	(24.6)	(2.8)	-	-	(4.0)	(6.8)

Total losses and LAE	558.1	243.2	165.0	643.3	1,609.6	559.3	268.2	160.5	580.3	1,568.3

Amortization of deferred acquisition costs and other underwriting expenses					923.1					895.1

GAAP underwriting profit					121.5					85.0

Net investment income					180.1					182.2

Other income					9.2					8.9

Other operating expenses					(10.7)					(10.4)

Operating income before income taxes					$300.1					$265.7

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	56.2%	69.6%	60.7%	56.5%	58.6%	55.8%	72.2%	60.9%	52.6%	57.2%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	(0.7)%	1.9%	(10.0)%	0.4%	(1.1)%	(0.1)%	6.9%	(9.9)%	(2.4)%	(1.3)%

Current accident year catastrophe losses	9.0%	0.6%	-	2.4%	4.0%	11.0%	0.8%	-	5.1%	5.9%

Prior accident year favorable catastrophe loss development	(1.5)%	(0.2)%	-	(1.0)%	(0.9)%	(0.3)%	-	-	(0.4)%	(0.3)%
Total loss and LAE ratio	63.0%	71.9%	50.7%	58.3%	60.6%	66.4%	79.9%	51.0%	54.9%	61.5%

Expense ratio					34.6%					34.9%

Combined ratio					95.2%					96.4%

Change in policies in force	0.5%	(12.7)%	9.2%	2.8%	1.3%	11.5%	(6.4)%	10.7%	2.6%	5.7%

Retention	86.4%	76.0%	81.6%	N/M	83.4%	86.1%	84.0%	79.3%	N/M	84.5%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2018	2019	2019	2019	2019	2018	2019

Gross premiums written	$689.8	$779.5	$749.5	$858.2	$740.1	$2,968.1	$3,127.3

Net premiums written	$600.0	$677.4	$644.7	$746.4	$638.7	$2,610.7	$2,707.2

Net premiums earned	$644.4	$652.4	$658.8	$663.5	$679.5	$2,548.4	$2,654.2

Losses and LAE:

Current accident year, excluding catastrophe losses	375.9	384.0	382.7	385.0	403.4	1,460.1	1,555.1

Prior accident year favorable reserve development, excluding catastrophe losses	(16.0)	(7.5)	(4.0)	(5.6)	(11.6)	(34.1)	(28.7)

Current accident year catastrophe losses	46.2	23.9	28.3	21.3	34.3	149.1	107.8

Prior accident year unfavorable (favorable) catastrophe loss development	0.8	(13.5)	(5.3)	0.7	(6.5)	(6.8)	(24.6)

Total losses and LAE	406.9	386.9	401.7	401.4	419.6	1,568.3	1,609.6

Amortization of deferred acquisition costs and other underwriting expenses	227.1	228.8	228.0	231.7	234.6	895.1	923.1
	-
GAAP underwriting profit	$10.4	$36.7	$29.1	$30.4	$25.3	$85.0	$121.5

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	58.3%	58.8%	58.1%	58.0%	59.4%	57.2%	58.6%

Prior accident year favorable reserve development, excluding catastrophe losses	(2.5)%	(1.1)%	(0.6)%	(0.8)%	(1.7)%	(1.3)%	(1.1)%

Current accident year catastrophe losses	7.2%	3.7%	4.3%	3.2%	5.1%	5.9%	4.0%

Prior accident year unfavorable (favorable) catastrophe loss development	0.1%	(2.1)%	(0.8)%	0.1%	(1.0)%	(0.3)%	(0.9)%

Total loss and LAE ratio	63.1%	59.3%	61.0%	60.5%	61.8%	61.5%	60.6%

Expense ratio	35.1%	34.9%	34.4%	34.7%	34.3%	34.9%	34.6%

Combined ratio	98.2%	94.2%	95.4%	95.2%	96.1%	96.4%	95.2%

Combined ratio, excluding catastrophe losses	90.9%	92.6%	91.9%	91.9%	92.0%	90.8%	92.1%

Current accident year combined ratio, excluding catastrophe losses	93.4%	93.7%	92.5%	92.7%	93.7%	92.1%	93.2%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2019				2018

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$290.8	$159.9	$13.6	$464.3	$280.4	$153.0	$11.3	$444.7

Net premiums earned	$293.7	$158.4	$12.7	$464.8	$277.9	$149.2	$10.5	$437.6

Losses and LAE:

Current accident year, excluding catastrophe losses	226.0	74.2	4.4	304.6	208.3	67.5	4.6	280.4

Prior accident year unfavorable reserve development, excluding catastrophe losses	8.1	2.0	0.1	10.2	5.4	9.0	1.0	15.4

Current accident year catastrophe losses	1.2	6.5	0.1	7.8	0.5	4.6	0.2	5.3

Prior accident year favorable catastrophe loss development	(0.2)	(0.3)	-	(0.5)	(0.3)	(2.0)	-	(2.3)

Total losses and LAE	235.1	82.4	4.6	322.1	213.9	79.1	5.8	298.8

Amortization of deferred acquisition costs and other underwriting expenses				129.0				123.5

GAAP underwriting profit				13.7				15.3

Net investment income				21.1				19.0

Other income				2.8				2.9

Other operating expenses				(1.4)				(0.7)

Operating income before income taxes				$36.2				$36.5

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	76.9%	46.8%	34.6%	65.5%	75.0%	45.3%	43.8%	64.1%

Prior accident year unfavorable reserve development, excluding catastrophe losses	2.8%	1.3%	0.8%	2.2%	1.9%	6.0%	9.5%	3.5%

Current accident year catastrophe losses	0.4%	4.1%	0.8%	1.7%	0.2%	3.0%	1.9%	1.2%

Prior accident year favorable catastrophe loss development	(0.1)%	(0.2)%	-	(0.1)%	(0.1)%	(1.3)%	-	(0.5)%
Total loss and LAE ratio	80.0%	52.0%	36.2%	69.3%	77.0%	53.0%	55.2%	68.3%

Expense ratio				27.2%				27.7%

Combined ratio				96.5%				96.0%

Change in policies in force	1.4%	2.1%	62.2%	3.9%	2.5%	3.0%	27.3%	3.5%

Retention	81.9%	81.4%	N/M	81.8%	84.2%	83.1%	N/M	83.7%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2019				2018

(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total

Net premiums written	$1,186.1	$636.9	$51.5	$1,874.5	$1,127.5	$604.0	$42.6	$1,774.1

Net premiums earned	$1,152.4	$621.1	$46.8	$1,820.3	$1,079.9	$586.0	$40.1	$1,706.0

Losses and LAE:

Current accident year, excluding catastrophe losses	825.3	297.5	18.2	1,141.0	756.7	272.2	15.9	1,044.8

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	22.0	4.7	(0.1)	26.6	15.0	15.8	2.5	33.3

Current accident year catastrophe losses	5.7	82.0	1.3	89.0	6.0	72.7	0.7	79.4

Prior accident year unfavorable (favorable) catastrophe loss development	(0.4)	(2.5)	-	(2.9)	(0.7)	(2.0)	0.2	(2.5)

Total losses and LAE	852.6	381.7	19.4	1,253.7	777.0	358.7	19.3	1,155.0

Amortization of deferred acquisition costs and other underwriting expenses				507.5				484.4

GAAP underwriting profit				59.1				66.6

Net investment income				80.1				73.7

Other income				11.4				11.6

Other operating expenses				(5.7)				(5.7)

Operating income before income taxes				$144.9				$146.2

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	71.6%	47.9%	38.9%	62.7%	70.1%	46.4%	39.7%	61.2%

Prior accident year unfavorable (favorable) reserve development, excluding catastrophe losses	1.9%	0.8%	(0.2)%	1.5%	1.4%	2.7%	6.2%	2.0%

Current accident year catastrophe losses	0.5%	13.2%	2.8%	4.9%	0.6%	12.4%	1.7%	4.6%

Prior accident year unfavorable (favorable) catastrophe loss development	-	(0.4)%	-	(0.2)%	(0.1)%	(0.3)%	0.5%	(0.1)%
Total loss and LAE ratio	74.0%	61.5%	41.5%	68.9%	72.0%	61.2%	48.1%	67.7%

Expense ratio				27.4%				27.8%

Combined ratio				96.3%				95.5%

Change in policies in force	1.4%	2.1%	62.2%	3.9%	2.5%	3.0%	27.3%	3.5%

Retention	83.3%	82.4%	N/M	83.0%	85.0%	83.8%	N/M	84.4%

THE HANOVER INSURANCE GROUP
GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2018	2019	2019	2019	2019	2018	2019

Gross premiums written	$471.8	$446.8	$522.0	$527.6	$494.8	$1,875.6	$1,991.2

Net premiums written	$444.7	$420.6	$493.1	$496.5	$464.3	$1,774.1	$1,874.5

Net premiums earned	$437.6	$442.7	$452.2	$460.6	$464.8	$1,706.0	$1,820.3

Losses and LAE:

Current accident year, excluding catastrophe losses	280.4	275.9	275.8	284.7	304.6	1,044.8	1,141.0

Prior accident year unfavorable reserve development, excluding catastrophe losses	15.4	7.5	3.3	5.6	10.2	33.3	26.6

Current accident year catastrophe losses	5.3	29.0	38.3	13.9	7.8	79.4	89.0

Prior accident year favorable catastrophe loss development	(2.3)	-	(1.7)	(0.7)	(0.5)	(2.5)	(2.9)

Total losses and LAE	298.8	312.4	315.7	303.5	322.1	1,155.0	1,253.7

Amortization of deferred acquisition costs and other underwriting expenses	123.5	124.6	125.6	128.3	129.0	484.4	507.5

GAAP underwriting profit	$15.3	$5.7	$10.9	$28.8	$13.7	$66.6	$59.1

Loss and LAE ratio:

Current accident year, excluding catastrophe losses	64.1%	62.3%	61.0%	61.8%	65.5%	61.2%	62.7%

Prior accident year unfavorable reserve development, excluding catastrophe losses	3.5%	1.7%	0.7%	1.2%	2.2%	2.0%	1.5%

Current accident year catastrophe losses	1.2%	6.6%	8.5%	3.1%	1.7%	4.6%	4.9%

Prior accident year favorable catastrophe loss development	(0.5)%	-	(0.4)%	(0.2)%	(0.1)%	(0.1)%	(0.2)%

Total loss and LAE ratio	68.3%	70.6%	69.8%	65.9%	69.3%	67.7%	68.9%

Expense ratio	27.7%	27.6%	27.2%	27.4%	27.2%	27.8%	27.4%

Combined ratio	96.0%	98.2%	97.0%	93.3%	96.5%	95.5%	96.3%

Combined ratio, excluding catastrophe losses	95.3%	91.6%	88.9%	90.4%	94.9%	91.0%	91.6%

Current accident year combined ratio, excluding catastrophe losses	91.8%	89.9%	88.2%	89.2%	92.7%	89.0%	90.1%

THE HANOVER INSURANCE GROUP
NET INVESTMENT INCOME AND YIELDS

	Q4	Q1	Q2	Q3	Q4	YTD	YTD
(In millions, except yields)	2018	2019	2019	2019	2019	2018	2019

Net Investment Income
Fixed maturities	$56.4	$58.0	$57.8	$58.1	$58.5	$217.7	$232.4
Limited partnerships	6.3	4.5	4.8	3.8	6.6	24.1	19.7
Equity securities	4.2	3.6	4.0	4.0	4.7	17.0	16.3
Mortgage loans	3.7	3.9	4.0	4.1	4.3	14.0	16.3
Other investments	1.4	2.1	1.1	1.0	1.1	4.8	5.3
Investment expenses	(2.6)	(1.9)	(2.1)	(2.2)	(2.5)	(10.2)	(8.7)
Total	$69.4	$70.2	$69.6	$68.8	$72.7	$267.4	$281.3

Pre-tax Yields
Fixed maturities	3.62%	3.61%	3.57%	3.55%	3.56%	3.62%	3.58%
Total	3.71%	3.65%	3.67%	3.57%	3.72%	3.74%	3.65%

Pre-tax yields represent annualized net investment income for the period divided by the monthly average invested assets, excluding accumulated changes in fair value for fixed maturities and equity securities.

THE HANOVER INSURANCE GROUP
INVESTMENT PORTFOLIO
December 31, 2019

(In millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair Value /	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Carry Value	Total	Gains	During Q4	YTD

Fixed maturities:
U.S. Treasury and government agencies	AAA	$342.0	$349.8	4.3%	$7.8	$(3.8)	$12.6
Foreign government	A-	15.7	16.1	0.2%	0.4	0.3	0.3
Municipals:
Taxable	AA	765.7	790.9	9.6%	25.2	(7.8)	17.8
Tax-exempt	AA	41.4	42.6	0.5%	1.2	0.2	1.8
Corporate:
NAIC 1	A	1,598.7	1,672.0	20.4%	73.3	(0.3)	94.5
NAIC 2	BBB	1,762.6	1,834.2	22.3%	71.6	0.9	106.5
NAIC 3 and below	B+	292.2	305.0	3.7%	12.8	3.3	22.6
Total corporate	BBB+	3,653.5	3,811.2	46.4%	157.7	3.9	223.6
Asset-backed:
Residential mortgage-backed	AAA	905.4	921.4	11.2%	16.0	(3.4)	28.0
Commercial mortgage-backed	AAA	666.4	691.9	8.4%	25.5	(7.9)	33.6
Asset-backed	AA+	62.1	63.2	0.8%	1.1	(0.4)	1.6
Total fixed maturities	A+	6,452.2	6,687.1	81.4%	234.9	(18.9)	319.3
Equity securities		575.7	575.7	7.0%	-	-	-
Mortgage and other loans		441.2	441.2	5.4%	-	-	-
Other investments		292.0	292.0	3.6%	-	-	-
Total investments		7,761.1	7,996.0	97.4%	234.9	(18.9)	319.3
Cash and cash equivalents		215.7	215.7	2.6%	-	-	-
Total		$7,976.8	$8,211.7	100.0%	$234.9	$(18.9)	$319.3

THE HANOVER INSURANCE GROUP
CREDIT QUALITY AND DURATION OF FIXED MATURITIES
December 31, 2019

(In millions)

CREDIT QUALITY OF FIXED MATURITIES

	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost	Value	Fair Value

1	Aaa/Aa/A	$4,373.0	$4,522.7	67.6%
2	Baa	1,785.2	1,857.6	27.8%
3	Ba	160.2	167.6	2.6%
4	B	130.2	135.2	2.0%
5	Caa and lower	2.0	2.2	-
6	In or near default	1.6	1.8	-
Total fixed maturities		$6,452.2	$6,687.1	100.0%

DURATION OF FIXED MATURITIES

		Amortized	Fair	% of Total
		Cost	Value	Fair Value

	0-2 Years	$1,253.1	$1,276.0	19.1%
	2-4 Years	1,811.9	1,872.9	28.0%
	4-6 Years	1,841.2	1,917.0	28.7%
	6-8 Years	1,113.9	1,177.2	17.6%
	8-10 Years	316.2	322.2	4.8%
	10+ Years	115.9	121.8	1.8%
Total fixed maturities		$6,452.2	$6,687.1	100.0%
Weighted Average Duration		4.3

THE HANOVER INSURANCE GROUP
TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS
December 31, 2019

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	Ratings (1)
Truist Financial	$34.8	$36.3	0.44%	A-
Bank of America	26.3	28.1	0.34%	A-
US Bancorp	24.7	26.0	0.32%	A
PNC Bank	24.1	25.2	0.31%	A
Virginia Electric & Power	24.0	25.0	0.30%	BBB+
Bank of New York Mellon	23.6	24.6	0.30%	A
National Grid	22.2	23.0	0.28%	A-
AvalonBay Communities	22.0	22.8	0.28%	A-
MassMutual Global Funding II	21.9	23.0	0.28%	AA+
National Australia Bank	21.9	22.5	0.27%	AA-
Top 10 Corporate and Municipal Fixed	$245.5	$256.5	3.12%

(1) Represents nationally recognized rating agency sources.

THE HANOVER INSURANCE GROUP
RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2019		2018		2019		2018
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$73.0		$57.4		$300.1		$265.7
Personal Lines	36.2		36.5		144.9		146.2
Other	1.3		(0.8)		8.6		(5.4)
Total	110.5		93.1		453.6		406.5

Interest expense	(9.4)		(11.2)		(37.5)		(45.1)

Operating income before income taxes	101.1	$2.53	81.9	$1.91	416.1	$10.24	361.4	$8.40

Income tax expense on operating income	(20.9)	(0.52)	(17.0)	(0.40)	(84.5)	(2.08)	(69.3)	(1.61)

Operating income after income taxes	80.2	2.01	64.9	1.51	331.6	8.16	292.1	6.79
Non-operating items:
Net realized gains (losses) from sales and other	3.9	0.10	(2.6)	(0.06)	4.9	0.12	(2.7)	(0.06)
Net change in fair value of equity securities	31.2	0.78	(50.1)	(1.17)	106.5	2.62	(43.4)	(1.01)
Net other-than-temporary impairment losses on investments recognized in earnings	(0.8)	(0.02)	(1.8)	(0.04)	(2.0)	(0.05)	(4.6)	(0.11)
Loss from repayment of debt	-	-	(26.3)	(0.61)	-	-	(28.2)	(0.65)
Other	(2.0)	(0.04)	-	-	(3.4)	(0.08)	-	-
Income tax benefit (expense) on non-operating items	(2.3)	(0.06)	18.0	0.42	(8.6)	(0.21)	25.8	0.60
Income from continuing operations, net of taxes	110.2	2.77	2.1	0.05	429.0	10.56	239.0	5.56

Discontinued operations (net of taxes):

Sale of Chaucer business	1.4	0.03	131.9	3.08	(1.2)	(0.03)	131.9	3.07

Income (loss) from Chaucer business	-	-	(10.5)	(0.25)	1.6	0.04	20.0	0.46

Income (loss) from discontinued life businesses	(1.8)	(0.04)	0.1	-	(4.3)	(0.11)	0.1	-

NET INCOME	$109.8	$2.76	$123.6	$2.88	$425.1	$10.46	$391.0	$9.09

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company's non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss and combined ratios excluding catastrophe losses (catastrophe losses as discussed here and in all other measures include catastrophe loss development) and reserve development.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized and unrealized investment gains and losses, which includes changes in the fair value of equity securities still held because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, and Other.  After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is also a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized and unrealized investment gains (losses), as well as results from discontinued operations and other non-operating items for a period divided by the average number of diluted shares of common stock. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to fixed maturity investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses on fixed maturities divided by the number of common shares outstanding.  Tangible book value per share is total shareholders' equity, excluding goodwill and intangible assets, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses.  A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and twelve months ended December 31, 2019 and 2018 is set forth on page 18 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

Additional reconciliations are provided in the press release relating to the current period(s) financial results, which is available on the Company's website, www.hanover.com

CORPORATE OFFICES AND				INDUSTRY RATINGS AS OF February 4, 2020				TRANSFER AGENT
PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.					A.M.	Standard		Computershare Investor Services
440 Lincoln Street				Financial Strength Ratings	Best	& Poor's	Moody's	PO Box 505000
Worcester, MA 01653				The Hanover Insurance				Louisville, KY 40233-5000
				Company	A	A	A2	1-800-317-4454
The Hanover Insurance Company				Citizens Insurance Company
440 Lincoln Street				of America	A	A	-
Worcester, MA 01653
								COMMON STOCK
Citizens Insurance Company of America					A.M.	Standard
808 North Highlander Way				Debt Ratings	Best	& Poor's	Moody's	Common stock of The Hanover Insurance Group, Inc. is traded
Howell, MI 48843				The Hanover Insurance Group, Inc.				on the New York Stock Exchange under the symbol "THG".
				Senior Debt	bbb	BBB	Baa2
				Subordinated Debentures	bb+	BB+	Baa3
MARKET AND DIVIDEND INFORMATION								INQUIRIES

The following tables set forth the high and low closing								Oksana Lukasheva
sales prices of our common stock and quarterly cash								Vice President
dividends for the periods indicated:								Investor Relations and Financial Planning
								(508) 855-2063
Quarter Ended	2019							olukasheva@hanover.com
	Price Range		Dividends
	High	Low	Per Share
March 31	$120.17	$108.54	$0.600
June 30	$128.90	$114.11	$0.600
September 30	$135.71	$127.20	$0.600
December 31	$139.27	$126.14	$0.650

Quarter Ended	2018
	Price Range		Dividends
	High	Low	Per Share
March 31	$120.84	$106.61	$0.540
June 30	$123.22	$112.61	$0.540
September 30	$130.49	$115.28	$0.540
December 31	$120.25	$105.29	$0.600